UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2005 (February 3, 2005)

BOSTON LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Newbury Street, 5th Floor, Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 425-0200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 3, 2005, Boston Life Sciences, Inc. (the “Company”) announced the appointment of Mark Pykett as the Company’s President and Chief Operating Officer, effective February 4, 2005. Mr. Pykett previously served as Executive Vice President and Chief Operating Officer of the Company since November 1, 2004. The other terms of Mr. Pykett’s employment with the Company remain unchanged. Mr. Pykett’s biographical information is incorporated herein by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Life Sciences, Inc.

Date: February 7, 2005	By:	/s/ Joseph Hernon
Joseph Hernon Chief Financial Officer and Secretary